                               STOCK PLEDGE AGREEMENT



                                   February 19, 1999


To: THE CIT GROUP/BUSINESS CREDIT, INC.

Address: 10 South LaSalle Street
         Chicago, Illinois 60603

     RE:  SAMES ELECTROSTATIC, INC. (THE "COMPANY")

Ladies and Gentlemen:

Reference is made to a certain Financing Agreement of even date herewith (the "Financing Agreement") between you and the Company. Capitalized terms used in this Stock Pledge Agreement and defined in the Financing Agreement shall have the same meanings as set forth in the Financing Agreement unless otherwise specifically defined herein. As security for the full and indefeasible payment and performance when due of all now existing and future Obligations, as well as all liabilities and obligations of the undersigned ("Pledgor") to you under the Guaranty Agreement of even date herewith executed by Pledgor and delivered to you (collectively, the "Secured Obligations"), Pledgor hereby pledges, assigns, transfers, delivers and sets over to you all of its right, title and interest in and to the capital stock of the Company evidenced by the certificates described on SCHEDULE 1 attached hereto and made a part hereof (the "Securities").

This pledge includes all right, title and interest in and to, and a continuing lien upon and security interest in, all of said Securities together with any and all rights, coupons, warrants or rights to subscribe, options, dividends, liquidating dividends, splits, dividends paid in stock, dividends paid in Securities, new or reclassified Securities, or any other property which Pledgor is or may hereafter become entitled to receive on account of such Securities, any and all substitutions, additions or replacements thereof, and any and all proceeds thereof (all collectively hereinafter referred to as the "Pledged Collateral").

This Stock Pledge Agreement is executed as an inducement to you to make loans and other financial accommodations to the Company under the Financing Agreement, and is executed in consideration of your doing any of the foregoing. Pledgor agrees that any of the foregoing shall be deemed to be made by you in consideration of and in reliance upon the execution of this Stock Pledge Agreement.

Pledgor shall be in default under this Pledge Agreement upon the occurrence of any Event of Default under the Financing Agreement or the Guaranty Agreement (any such Event of Default shall be referred to hereinafter as an "Event of Default").

Upon the occurrence of any such Event of Default, then at any time thereafter upon ten (10) days prior notice to Pledgor, you may, without demand of performance, advertisement or notice of intention to sell, or of the time or place of sale, and without notice to redeem, or other notice or demand whatsoever to or upon Pledgor (all and each of which demands, advertisements and/or notices are hereby expressly waived), forthwith or at any time or times thereafter, transfer to and/or register in your name, or the name of your nominee, any or all of the Pledged Collateral and/or collect, receive, appropriate and realize upon said Pledged Collateral. In addition, and also without any of the aforesaid demands, advertisements, and/or notices, upon the occurrence of any Event of Default as defined herein, you may sell, assign, transfer and deliver the whole or any part of the Pledged Collateral then held by you under this Stock Pledge Agreement or subject to this Stock Pledge Agreement in one or more parcels, at public or private sale or sales, at any Exchange Broker's Board, at your office or elsewhere, on such terms and conditions, and at such prices as you may deem advisable, for cash, upon credit, or for future delivery, with the right on your part to become the purchaser thereof at any such sale or sales, free and clear of any right to equity of redemption (which right or equity is hereby expressly waived and released). Any notice of sale, disposition, or other intended action by you required by applicable law and sent to Pledgor at least ten (10) days prior to such action shall constitute reasonable notice to Pledgor.

Net proceeds of any such disposition as aforesaid, after deduction all costs, including reasonable attorney's fees and expenses of every kind incurred therein, shall be applied to the payment in whole or in part, in such order as you may elect, of any of the Secured Obligations, whether then due or not due. You agree to pay over and return any remaining balance to the Company or Pledgor, or to any person entitled thereto, upon proper demand being made therefor, and if there be any deficiency, the Company shall continue to be fully liable for same.

Further, you are hereby expressly granted the right and irrevocable proxy, in the event of the happening of any Event of Default (as defined herein), and on ten (10) days prior notice to Pledgor, to transfer to yourself or to your nominee any or all of the Pledged Collateral or to register same in your name on the books of the Company; to receive cash dividends, coupons and income thereon and to hold the same as additional collateral security hereunder, or to apply it against the Secured Obligations and to exercise any voting rights with respect to said Collateral for any purposes as you in your discretion deem advisable, and to otherwise exercise as to such Pledged Collateral, all rights, powers and remedies as the owner thereof.

Pledgor hereby represents and warrants that the Pledged Collateral is owned by Pledgor absolutely, and is free and clear of all liens and encumbrances except for the pledge in your favor; that there are no restrictions upon the pledge or transfer of any of the Pledged Collateral; that Pledgor has full right to pledge and transfer the same in accordance with the terms and conditions of this Stock Pledge Agreement without the consent of any other person, firm, entity or corporation and without the need to notify the Company and/or obtain its consent to the pledge; and that said Pledged Collateral is not subject to any assessment. Pledgor agrees to defend its title to the Pledged Collateral at its own cost


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

and expense, and to pay, satisfy and discharge and any all assessments, liens or charges now or thereafter placed upon the Pledged Collateral.

In the event that it becomes necessary to comply with any Federal or State law or regulation or to make or file any registration thereunder in order for you to exercise any of your rights hereunder, Pledgor expressly agrees to do or will cause to be done all acts and prepare and execute all documents necessary to affect such compliance or registration, and to bear all reasonable costs in connection therewith. Pledgor agrees to indemnify and to hold you harmless from and against any claim or liability; and to hold you harmless from and against any claim or liability caused by (i) any untrue statement of material fact, or omission to state a material fact (as required in any registration or prospectus) or (ii) a failure to register or comply with any such law or regulation.

Pledgor recognizes that you may be unable to effect a public sale of any or all of the Collateral, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities law or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obligated to agree, among other things, to acquire such Securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to you than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. You shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer to register such securities for public sale under the Securities Act of 1933, or under applicable state securities laws, even if the issuer agrees to do so.

The Company affirms and certifies that the obligations of Pledgor to you under the Guaranty Agreement were not, and will not be, incurred for the purpose of providing credit to the Company or Pledgor for purchasing or trading in registered equity securities or other marketable securities.

Pledgor hereby agrees at your request to execute all necessary stock powers in blank, to have the signatures on said powers guaranteed, to execute a letter or other form confirming that the Pledged Collateral is not being pledged to you for the purpose of providing the Company or Pledgor with any credit for purchasing or trading in registered equity securities or other marketable securities, and to execute any further documents or papers whatsoever in order to carry out the intent and purpose of this Stock Pledge Agreement.

The pledge provided for herein shall be in addition to, and shall not be deemed to affect, modify or limit any other rights, collateral, agreements or security which you may now or hereafter hold whether granted or given to you by Pledgor or by any other person, firm or corporation.

It is understood and agreed that the rights and remedies herein enumerated are not intended to be exhaustive but are in addition to any other rights or remedies at law or in equity. You shall have the absolute right in your sole discretion to determine the order in which your rights and remedies are


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

to be exercised, and your exercise of any right or remedy shall not preclude the exercise of any other rights or remedies or be deemed to be a waiver thereof. No act of forbearance, or agreement to forebear the enforcement of, or extension of the date of maturity of, any Obligation, shall in any way constitute a release of, or a waiver or relinquishment of any of your rights or remedies.

This Stock Pledge Agreement is to be governed by the laws of the State of Illinois and shall be binding on the heirs, administrators, executors, successors and assigns of Pledgor, and shall inure to the benefit of you and your successors and assigns.


                                   Very truly yours,

                                   BINKS SAMES CORPORATION


                                   By: /s/ Jeffrey W. Lemajeur
                                       ----------------------------------
                                   Title: VP and Chief Financial Officer
                                         --------------------------------


Accepted this ___ day of October, 1998:

THE CIT GROUP/BUSINESS CREDIT, INC.


By: Michael Egan
    -----------------------------
Title: Vice President
      ---------------------------


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

         SCHEDULE 1 TO STOCK PLEDGE AGREEMENT BETWEEN BINKS SAMES CORPORATION
                                         AND
                       THE CIT GROUP/BUSINESS CREDIT, INC. AND


Issuer                        Certificate #                 # of Shares
------                        -------------                 ------------
Sames Electrostatic, Inc.             1                         1,000



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